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                                                                    Exhibit 99.1

                                LICENSE AGREEMENT

          This Agreement is effective February 1, 1975, by and between Norman H. Nie and C. Hadlai Hull (hereinafter referred to as LICENSOR) and SPSS, Inc., an Illinois corporation (hereinafter referred to as LICENSEE).

          WHEREAS, LICENSOR has adopted and used the words SPSS and STATISTICAL PACKAGE FOR THE SOCIAL SCIENCES as trademarks and service marks for computer programs and computer programming services; and

          WHEREAS, LICENSOR is the owner of the marks SPSS and STATISTICAL PACKAGE FOR THE SOCIAL SCIENCES; and

          WHEREAS, LICENSEE is desirous of using said marks for computer programs and computer programming services, and for its trade name;

          NOW, THEREFORE, in consideration of one dollar paid by LICENSEE to LICENSOR and of the mutual covenants contained herein, and other valuable considerations, it is agreed as follows:

          1. LICENSOR hereby grants to LICENSEE the exclusive right and license to use the words SPSS and STATISTICAL PACKAGE FOR THE SOCIAL SCIENCES, hereinafter referred to as the LICENSED MARKS, as trademarks and service marks for computer programs and computer programming services throughout the entire world, including the right to grant non-exclusive sublicenses, subject to the terms of this Agreement.

          2. LICENSOR hereby grants to LICENSEE the exclusive right and license to use any of the LICENSED MARKS as a trade name for the business of producing and distributing computer programs and computer programming services and hereby ratifies the adoption of LICENSEE's trade name, subject to the terms of this Agreement.

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          3. The nature of each of the goods and services on which the LICENSED
MARKS are to be used by LICENSEE or any sublicensees shall have the approval of the LICENSOR.

          4. LICENSOR will furnish or direct the LICENSEE and any sublicensee in the standards of quality for each of the goods and services on which the LICENSED MARKS are marked, and LICENSEE agrees to meet standards of quality so established by the LICENSOR and to insure that any sublicensee meets the same standards of quality. The LICENSOR shall be the sole judge of whether or not the LICENSEE and any sublicensee has met or is meeting the standards of quality so established.

          5. LICENSEE agrees to allow LICENSOR's authorized agent at any and all times during regular business hours to enter the LICENSEE's premises where the goods and services are being manufactured and carried out to inspect the same, and to secure similar provisions from any sublicensee.

          6. LICENSEE shall obtain the approval of LICENSOR with respect to all signs, labels, packaging material, advertising or the like bearing the LICENSED MARKS prior to the use thereof, and shall secure similar provisions from any sublicensee.

          7. LICENSEE agrees not to use a mark identical with or confusingly similar to the LICENSED MARKS except as permitted by the license herein granted, and to secure similar provisions from a sublicensee.

          8. If LICENSEE violates any provisions of this Agreement, LICENSOR may terminate the exclusive license granted herein, or if any sublicensee violates any provisions of this Agreement, LICENSOR may terminate, through LICENSEE if desired, the non-exclusive sublicense granted that sublicensee, by giving notice in writing to the LICENSEE of the


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violation. In the event that LICENSEE or its sublicensees do not correct or eliminate the violation within ninety (90) days from the date of receipt of said notice, the exclusive license or the non-exclusive sublicense respectively shall terminate at the end of said ninety (90) days.

          9. This Agreement shall terminate automatically, at the option of LICENSOR, in the event of receivership or bankruptcy of the LICENSEE. LICENSEE shall secure a similar provision from any of its sublicensees.

          10. In the event of termination of this Agreement, LICENSEE agrees to discontinue immediately all use of the LICENSED MARKS and to deliver to LICENSOR, free of any charge, all signs, labels, packaging material, advertising or the like bearing the LICENSED MARKS that are then in the possession of LICENSEE, and LICENSEE shall secure similar provisions from any sublicensee. LICENSEE further agrees to discontinue the use or any confusingly similar use of the LICENSED MARKS in LICENSEE's trade name.

          11. LICENSEE agrees that nothing herein shall give the LICENSEE or any sublicensee any right, title or interest in or to the LICENSED MARKS (except the right to use the LICENSED MARKS in accordance with this Agreement), that the LICENSED MARKS are the sole property of the LICENSOR, and that any and all uses by the LICENSEE and the sublicensees of the LICENSED MARKS shall inure to the benefit of the LICENSOR. This paragraph shall survive the termination of this Agreement.

          12. This Agreement is personal and may not be assigned by LICENSEE without the written consent of the LICENSOR.

          13. This Agreement shall be construed in accordance with the laws of the state of Illinois.


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          IN WITNESS WHEREOF, the parties have signed this Agreement on the date(s) indicated below.


Date 30 Sept 76                         /s/ Norman H. Nie
                                        ----------------------------------------
                                        NORMAN H. NIE


Date 30 Sep 76                          /s/ C. Hadlai Hull
                                        ----------------------------------------
                                        C. HADLAI HULL


                                        SPSS, INC.


Date 30 Sept 76                         By /s/ illegible
                                           -------------------------------------

ATTEST:


/s/ C. Hadlai Hull
-------------------------------------


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